SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 17, 1999



                             PERMANENT BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    DELAWARE                      0-23370                           35-1908797
--------------------------------------------------------------------------------
(State or other           (Commission File Number)                (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                        Number)




101 SOUTHEAST THIRD STREET, EVANSVILLE, INDIANA                         47708
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (812) 428-6800



                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           OTHER EVENTS.

         On December 20, 1999, and December 17, 1999,  Permanent  Bancorp,  Inc.
issued  the  press   releases   attached   hereto  as  Exhibits 99.1  and  99.2,
respectively.

         The exhibits referred to in Item 7 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  Exhibit 99.1 - Press Release dated December 20, 1999.
                  Exhibit 99.2 - Press Release dated December 17, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PERMANENT BANCORP, INC.



Date: December 20, 1999                     By: /S/DONALD P. WEINZAPFEL
                                                --------------------------
                                                Donald P. Weinzapfel
                                                Chairman of the Board and
                                                Chief Executive Officer

                                INDEX TO EXHIBITS



EXHIBIT

99.1               Press Release dated December 20, 1999
99.2               Press Release dated December 17, 1999